UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         _______________________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) March 4, 2009


                          BELLTOWER ENTERTAINMENT CORP.
             ______________________________________________________
               (Exact Name of Registrant as Specified in Charter)


             NEVADA                   000-52861                 47-0926554
________________________________________________________________________________
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                             401 Wilshire Boulevard
                                   Suite 1065
                                Santa Monica, CA
                                      90401
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (877) 355-1833
               __________________________________________________
               Registrant's telephone number, including area code


          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS


     On March 4, 2009, our board of directors declared a 1 for 2 reverse stock split effective as of March 16, 2009. The 74,462,847 shares of stock currently outstanding will become approximately 37,381,425 shares. No fractional shares will be issued and the fractional share, if any, will be rounded up to the next whole share. The transfer agent will deliver or cause to be delivered the certificates evidencing the shares to our stockholders entitled thereto upon surrender of the old certificate in exchange for the new certificate. The current authorized number of shares will be reduced from 100,000,000 to 50,000,000 shares with the par value remaining at $.0001. We will file with the Secretary of State of the State of Nevada a Certificate of Change Pursuant to NRS 78.209. No shareholder approval is required under Nevada law.







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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 5, 2009


                                    BELLTOWER ENTERTAINMENT CORP.


                                    By: /s/ DONALD K. BELL
                                        ______________________
                                            Donald K. Bell
                                            President












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